Disclosure of financial instruments and management of financial risks	12 Months Ended
Dec. 31, 2021
Disclosure of financial instruments and management of financial risks
Disclosure of financial instruments and risk management

15. Disclosure of financial instruments and management of financial risks

General information

CureVac is exposed to certain financial risks with respect to its assets and liabilities and the transactions associated with its business model. These risks generally relate to credit risks, liquidity risks and market risks (including currency risk, interest rate risk and price risk).

The aim of risk management is to limit the potential negative impact on expected cash flows and take advantage of any opportunities that arise. As a result, the management of CureVac assesses at least once a year whether risks have changed and whether the measures in place to limit risk are still sufficient.

Credit risk

Credit risk is managed by CureVac’s finance department. Credit risk arises from cash and cash equivalents and other financial assets, including deposits with banks and financial institutions, as well as credit exposures to customers, including outstanding receivables and contract assets. Cash deposits and investments are placed only with reputable financial institutions with a credit rating of not less than A- (Standard & Poor’s), A3 (Moody’s) or A- (Fitch).

CureVac is exposed to bank default and concentration risk as its cash is concentrated at few financial institutions. The high cash total as of December 31, 2021 led to a concentration risk. Management therefore decided to pool 13% of the cash at Germany’s largest private bank and 71% at a major German Landesbank. The focused cash management structure with few banks allows enhanced bank risk supervision. The market capitalization of all listed banks is regularly reviewed. Credit risk is further limited by investing only in liquid instruments.

CureVac is also exposed to a credit risk for all receivables and contract assets. Counterparty credit limits are reviewed by CureVac’s Management Board on an annual basis and may be updated throughout the year. The limits are set to minimize the concentration of risks and therefore mitigate financial loss through a counterparty’s potential failure to make payments. The Group manages its credit risk with customers by closely monitoring its receivables. The risk of default is considered to be low because the structure of customers consists of reputable collaborating parties and government grantors. Receivables management and financial accounting incorporates monitoring of payments received and any overdue receivables.

The carrying amount of other financial assets recognized determines the maximum theoretical credit risk. As of the end of fiscal 2021, available funds are deposited at two reputable financial institutions.

In connection with cash and cash equivalents, (other) financial assets, trade receivables and contract assets, CureVac uses the simplified approach under IFRS 9 in determining the loss allowance at an amount equal to the lifetime expected credit losses. As of December 31, 2021, the loss allowance for the “expected credit losses” totaled to EUR 105k (2020: EUR 182k), resulting in an effect recognized in profit and loss in the consolidated statement of operations and other comprehensive expense in fiscal 2021 of EUR 78k (2020: EUR 106k).

Liquidity risk / Capital management

For the purpose of CureVac’s capital management, capital includes share capital and all other equity reserves attributable to the equity holders. The primary objective of CureVac’s capital management is to maximize the shareholder value through investment in the development activities of the Group.

Based on its business as an active research group, CureVac has historically relied almost exclusively on debt and equity funding by its shareholders and lenders as a means of financing itself prior to successful development and sales of a marketable product. In 2020, as a result of the BMBF and EC APA agreements (see Notes 3.2., respectively) the Company has received significant advance payments with contribute to its financing of its operations. Advance Payments of the BMBF agreement continued in 2021. Such funds were primarily being invested in CureVac's COVID-19 vaccine candidate research and development.

The Group’s finance department reviews the total amount of cash of the Group on a weekly basis. As part of this review, the committee considers the total cash and cash equivalents, the cash outflow, currency translation differences and refinancing activities. The Group monitors cash using a burn rate. The cash burn rate is defined as the average monthly net cash flow from operating and investing activities during a financial year.

In meeting its financing objectives, the Group negotiates and enters into research cooperation agreements. In general, the aim is to maximize the financial resources available for further research and development projects.

CureVac is not subject to externally imposed capital requirements. However, certain grant funds received may be required to be returned if qualifying costs are not incurred or are not incurred in accordance with the grant terms (see also Note 3.2. and Note 3.7.). Additionally, while the Company was subject to certain loan covenants under the EIB loan, such covenants did not impose minimum capital requirements but did provide the right to the EIB to call for repayment of the loan in the occurrence of certain events (refer to Note 12 for additional information). As the EIB loan was fully repaid in December 2021, such loan covenants do not exist anymore. The objectives of CureVac’s capital management were achieved in the reporting year.

No changes were made in the objectives, policies or processes for managing cash during the years ended December 31, 2021 and 2020.

In order to safeguard liquidity, the Group invests funds not required immediately for operating purposes in short-term investments at banks with high standing and call-deposit accounts with maturity up to three months. Liquidity risks are therefore expected to be low. The Group does not enter into trading of financial instruments and monitors its risk of a shortage of funds using a liquidity planning tool.

Historically, CureVac has relied on financing from shareholders, grant income and collaborators in order to ensure sufficient liquidity. Lack of external financial support could pose a risk of going concern. The liquidity management of CureVac ensures the availability of cash and cash equivalents for operational activities and further investments through appropriate budget planning.

Ultimately, the responsibility for liquidity risk management lies with management, who has established an appropriate approach to managing short-, medium- and long-term financing and liquidity requirements. CureVac manages liquidity risks by holding appropriate reserves, as well as by monitoring forecasted and actual cash flows and reconciling the maturity profiles of financial assets and liabilities.

The table below summarizes the maturity profile of the Group`s financial liabilities based on contractual undiscounted payments:

	less than
	3 months	3 to 12 months	1 to 5 years	> 5 years	Total
2021	EUR k	EUR k	EUR k	EUR k	EUR k
Contractual commitments	—	(163,557)	—	—	(163,557)
Lease liabilities (Note 4.2)	(576)	(2,893)	(16,746)	(8,677)	(28,892)
Other liabilities (Note 11)	(79,927)	(80,116)	(10,018)	(12)	(170,073)
Trade and other payables (Note 10)	(99,035)	(638)	(28,030)	—	(127,703)
Total	(179,538)	(247,204)	(54,794)	(8,689)	(490,225)

	less than
	3 months	3 to 12 months	1 to 5years	> 5 years	Total
2020	EUR k	EUR k	EUR k	EUR k	EUR k
Contractual commitments	—	(97,151)	—	—	(97,151)
Lease liabilities (Note 4.2)	(728)	(2,233)	(15,805)	(11,322)	(30,087)
Other liabilities (Note 11)	(52,637)	—	(8,423)	(138)	(61,199)
Trade and other payables (Note 10)	(21,004)	(682)		—	(21,685)
EIB loan (Note 12)	—	—	—	(25,875)	(25,875)
Total	(74,368)	(100,066)	(24,228)	(37,335)	(235,997)

Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of an exposure will fluctuate because of changes in foreign exchange rates. CureVac’s exposure to the risk of changes in foreign exchange rates relates primarily to the Group’s operating activities (when revenue or expense is denominated in a foreign currency) and the amounts held as cash and cash equivalents.

CureVac N.V.’s, CureVac AG’s and CureVac Real Estate GmbH’s functional currency is the Euro. The functional currency of CureVac Inc. is the USD and of CureVac Swiss AG the CHF. CureVac AG’s exposure in foreign currency at the end of fiscal 2021 and 2020 is as follows:

	2021 (in thousands)
Cash and cash equivalents	51,363	EUR	58,174	USD
Trade and other receivables	182	EUR	206	USD
Total monetary assets in foreign currency	51,545	EUR	58,380	USD
Trade and other payables	52,594	EUR	59,568	USD
	0	EUR	0	GBP
	19	EUR	20	CHF
Total monetary liabilities in foreign currency	52,613	EUR

	2020 (in thousands)
Cash and cash equivalents	84,798	EUR	104,055	USD
Trade and other receivables	76	EUR	93	USD
Total monetary assets in foreign currency	84,874	EUR	104,148	USD
Trade and other payables	3,761	EUR	4,615	USD
	5	EUR	58	GBP
	3	EUR	3	CHF
Total monetary liabilities in foreign currency	3,828	EUR

As shown in the tables above, CureVac N.V. is exposed to a currency risk only in relation to the USD. Therefore, a foreign currency sensitivity analysis is only presented in respect to the net exposure in USD at fiscal year ends. CureVac’s net exposure in USD is the difference between monetary assets in USD and monetary liabilities in USD and developed as follows:

Net exposure in USD

2020 (1 EUR= 1.2271 USD)	2021 (1 EUR = 1.1326 USD)
EUR 77,669k from USD 95,311k	EUR -3,964 from USD -4,490k

At December 31, 2021, if the EUR had weakened 10 per cent against the US dollar with all other variables held constant, pre-tax loss for the year would have been EUR -440k (2020: EUR 8,630k) lower and post-tax loss would have been EUR -310k (2020: EUR 6,116k). Conversely, if the EUR had strengthened 10 per cent against the US dollar with all other variables held constant, pre-tax loss would have been EUR -360k (2020: EUR 7,061k) higher and post-tax loss would have been EUR -254k (2020: EUR 5,004k) higher. The effects on pre- and post-tax loss and (accumulated) other comprehensive income due to fact that CureVac Inc’s functional currency is the USD would still have been immaterial as of December 31, 2021.

CureVac did not have derivatives in fiscal 2021 and 2020.

Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. CureVac’s exposure to the risk of changes in market interest rates relates primarily to the CureVac`s cash and cash equivalents with floating interest rates. Due to persistent low-interest-rates CureVac might be exposed to the risk of being charged negative interest rates on its bank deposits.

If interest rates as of December 31, 2021 had been 1% higher while all other variables had remained the same, the net loss for the year (before and after tax) would have been EUR 8,116k (2020: EUR 13,226k) lower because the higher interest income would have been generated from floating rates on invested cash and cash equivalents. Because interest rates on cash and cash equivalents as of December 31, 2021 and 2020 had been almost near zero, lower interest rates would have had an immaterial effect on the net loss for the year (before and after tax) and on other comprehensive income.

Fair value measurement

All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorized with the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:

●	Level 1 — Inputs use quoted prices in active markets for identical assets or liabilities

●	Level 2 — Inputs are inputs, other than quoted prices included in Level 1, which are directly or indirectly observable

●	Level 3 — Inputs are unobservable and have values estimated by management based on market participant assumptions which are reasonably available

All financial instruments are measured at amortized cost at December 31, 2021 and December 31, 2020. Apart from this, liabilities from licenses agreements (i.e., acquired intangible assets) of EUR 932k (2020: EUR 812k), are classified as financial liabilities at fair value through profit or loss under the Level 2 input factors. Management assessed that the fair values of cash and cash equivalents, short-term investments, trade receivables and other financial assets, trade payables and other current liabilities as well as liabilities from licensing agreement approximate their carrying amounts. Moreover, management assessed that the potential differences between carrying amounts and fair value of liabilities to banks, (finance) lease liabilities and the liabilities for licensing agreements should be immaterial.